Credit Suisse Global Credit Products Conference United Continental Holdings, Inc. October 5, 2012 Exhibit 99.1

Ted North Managing Director – Corporate Finance

Safe Harbor Statement
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,”
“anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-
looking statements. Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances;
competitive pressures on pricing and demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations);
labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A., Risk Factors of the Company’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.
3 3

United is transforming
Broad,
business-centric
network
Capacity
discipline &
business
flexibility
Strengthening
the balance
sheet
Investing in
our people,
customers,
products &
technology
Growing
high-margin
businesses

We are building a new airline

The world’s best network
Serving the most destinations of any global carrier
Hubs in the four largest U.S. cities
50 of Fortune 100 companies headquartered in hubs
Rankings for US carriers by TME 2Q 2012 scheduled ASMs
Source: OAG

Best Network for Business Customers

Industry-leading unit revenue
1. Consolidated PRASM numbers for carriers other than UAL adjusted for length of haul versus UAL’s length of haul
Source: Earnings releases and SEC filings
6
TME 2Q 2012 PRASM
1
(in cents)
8.86
10.60
11.94
12.06
13.12

1. Source: Kiodex – Platts US Gulf Coast Jet
2. Source: Earnings releases and SEC filings; Excludes special, one-time items. See non-GAAP reconciliation in Appendix B; Results prior to 4Q10 proforma
Pre-tax Earnings/(Loss) ($B)
2
7
$1.1
($2.3)
TME 2Q12 2008
Average Jet A ($/bbl)
1
TME 2Q12
$127.4
2008
$124.7
Generating solid earnings despite elevated fuel prices

ROIC goal of 10% over the business cycle
Return on Invested Capital

Note: Results proforma prior to 4Q 2010; ROIC calculation available in Appendix A and on our website: http//:ir.united.com
Source: SEC filings
1. Source: Kiodex – Platts US Gulf Coast Jet
10.3%
11.3%
7%
8%
9%
10%
11%
12%
13%
14%
TME 2Q 2012 2010 - 2Q 2012
10%
Threshold
Jet A Price ($/bbl)
1
Achieved 10% ROIC goal in most recent twelve month period despite elevated fuel prices
70
80
90
100
110
120
130
140
Jan. 2011 Jan. 2010
Sep. 2012 Jan. 2012

Note: Rolling consolidated capacity for prior twelve months; industry includes AMR, DAL, LUV and LCC; capacity proforma for merged carriers
Source: Earnings releases and SEC filings
(10%)
(5%)
0%
5%
Industry
ex-UAL
4Q08 4Q10 4Q09 2Q12 4Q06 4Q07 4Q11
Maintaining capacity discipline is core to our long-term
success

Source: SEC filings and investor updates
Consolidated Capacity Trend
(Year-over-Year % Change in ASMs)
2010
1
2011
(0.2%)
(1.75%)
2012E
2
(0.75%)
1.1%
Expect FY 2013 consolidated capacity to decline
approximately 1% year-over-year
10
Reducing capacity in response to economic outlook
Results proforma prior to 4Q 2010
Updated from July 2012 investor Update
1.
2.

Solid liquidity position
1. Cash, short-term investments and undrawn credit facilities divided by TME 2Q 2012 revenue
Source: SEC filings
11
TME 2Q 2012 Liquidity
(as % of revenue)
14.6%
18.5%
20.0%
21.8%
23.8%
1

Note: Results prior to 4Q 2010 pro forma
Source: Earnings releases, SEC filings and July 2012 Investor Update
Net Debt
1
($B)
12
Net Debt
1
incl. Pension
2
($B)
2012 interest expense
3
expected to decline more than 20% vs. 2010
Committed to strengthening the balance sheet
$12.0
2009
$13.5
2010
$15.9
($3.9)
2011
2010
($3.2)
2011
$17.3
$16.2
12.0
15.9
$19.4
2009
13.5
Net Debt Pension
1.     Year end balances; Includes aircraft rent capitalized at 7 times
2.     Pension includes the under-funded  portion of pension and post-retirement liabilities
3.     2012 interest expense is midpoint of non-operating expense guidance from July 2012 Investor Update

$4B of non-aircraft debt coming due through 2016

Scheduled Debt & Capital Lease Payments ($B)
0.4
1.0
1.2
1.0
2016
$1.1
0.7
0.0
2015
$2.1
0.9
2014
$2.3
1.0
2013
$1.9
0.8
2012
$1.5
0.8
0.4
0.1
0.2
0.1
0.3
Aircraft Amortization Non-Aircraft Aircraft Maturities
Note: As of September 26, 2012;  Includes 2012-2 EETC financing

Opportunity to increase unencumbered asset base

$11.3
$7.7
$5.1
$3.0
2015 2014 2013 2012
Potential Unencumbered Asset Balance ($B)
Note: Cumulative total of assets generally accepted as collateral in financing transactions and not then encumbered; Asset values derived from historical appraisals and company estimates; 2012 amount includes currently available assets and assets expected to become unencumbered by 2012 year-end

Boeing 737 MAX 9 Highly efficient Great fit for network Unrivaled customer experience Boeing 787 Dreamliner Investing in our fleet 15

Record low coupon in September 2012 EETC financing

Finances 21 aircraft to be delivered November 2012 – July 2013
18 Boeing 737-900ER
3 Boeing 787-8 Dreamliners
1. Without the benefit of an insurance policy to support repayment of principal
LTV of 55.0%
$712M of proceeds
4% fixed-rate coupon, lowest in
A Tranche B Tranche
LTV of 65.2%
$132M of proceeds
5 ½% fixed-rate coupon
Blended fixed-rate coupon of 4.16% lowest EETC coupon ever achieved
1
history

Investing in our product and technology New United Club in ORD T-2 Boeing Sky Interior Enhanced Agent Interface Global Satellite Wi-Fi

Growing high margin components of our business

90 million members worldwide
100+ partnerships to earn
Unmatched redemption opportunities
Up to 5 more inches of space in coach
Ancillary Revenue
Economy Plus
Value-add products & services
Dynamic pricing
Improved CRM targeting
®

19 Getting the basics right Working Together culture Direct, open & honest communication Dignity & respect We are a customer service business

United is transforming
We are building a new airline
Broad,
business-centric
network
Capacity
discipline &
business
flexibility
Strengthening
the balance
sheet
Investing in
our people,
customers,
products &
technology
Growing
high-margin
businesses

Appendix A: ROIC calculation
TME 2Q12
$1,146
870
490
166
(6)
$2,666
TME 2Q12
$38,726
7,077
(19,863)
$25,940
10.3%
Source: Earnings releases and SEC filings;
1.Excludes special, one-time items. See non-GAAP reconciliation in Appendix B
2.Interest components of NOPAT include tax effect at annualized cash tax rate
Net Operating Profit After Tax (“NOPAT”) ($M)
Adjusted Pre-Tax Income
+ Interest Expense
+ Interest Component of Capitalized Aircraft Rent
+ Net Interest on Pension
Adjusted for Cash Taxes
NOPAT
Invested Capital ($M)
Total Assets
+ Capitalized Aircraft Rent (@ 7.0x)
- Non-Interest Bearing Liabilities
Average Invested Capital
Return on Invested Capital
2
2
2
1

Appendix B: Non-GAAP Financial Reconciliation
S-UA S-CO UAL UAL
($5,427) ($695) ($6,122) $407
3,654 181 3,835 739
($1,773) ($514) ($2,287) $1,146
$20,194 $15,241 $35,435 $37,640
(8.8%) (3.4%) (6.5%) 3.0%
Note: Non-GAAP financial measures are presented because they provide management and investors with the ability to measure and monitor UAL’s performance using similar criteria on a consistent basis. UAL believes that adjusting for special items is useful to investors because they are non-recurring items not indicative of UAL’s on-going performance. Special items relate to activities that are not central to UAL’s ongoing operations or are unusual in nature.
2008
2008
2008 TME 2Q12
Pre-tax Margin
($ millions)
Earnings / (Loss)  Before Income Taxes
Add: Special Items
Adjusted Earnings / (Loss) Before Income Taxes
Total Operating Revenue
Adjusted Pre-tax Margin